Exhibit 10.2

AMENDMENT NO. 2 AND WAIVER TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 AND WAIVER TO LOAN AND SECURITY AGREEMENT, dated as of July 22, 2010 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), in its capacity as agent for the Lenders (as hereinafter defined) pursuant to the Loan Agreement defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Scranton Products, Inc., a Delaware corporation (“Scranton”), AZEK Building Products, Inc., a Delaware corporation (“AZEK”), Procell Decking Inc., a Delaware corporation (“Procell”, and together with Scranton and AZEK, each individually a “Borrower” and collectively, “Borrowers”), CPG International Inc., a Delaware corporation (“Parent”), CPG International I Inc., a Delaware corporation (“CPG I”), Santana Products Inc., a Delaware corporation (“Santana”), CPG Sub I Corporation, a Delaware Corporation (“Sub I”), Vycom Corp., a Delaware corporation (“Vycom”) and Sanatec Sub I Corporation, a Delaware corporation (“Sanatec”, and together with Parent, CPG I, Santana, Sub I, Vycom, each individually a “Guarantor” and collectively “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agents on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated February 13, 2008, and as amended by Amendment No. 1, dated February 29, 2008 by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 2 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agents and Lenders are willing to make such amendments, subject to the terms and conditions set forth herein; and

WHEREAS, by this Amendment No. 2, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.                         Definitions.

(a)                                                Additional Definition.  As used herein or in the Financing Agreements, the term “Amendment No. 2” shall mean Amendment No. 2 to Loan Agreement, dated as of July 22, 2010 by and among Borrowers, Guarantors, Agent and Lenders, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b)                                               Interpretation.  For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 2.

2.                         Amendments.

(a)                                                Perfection of Security Interest.  Section 5.3(d) is hereby amended by inserting the following at the end thereof:  “or as to the deposit accounts listed in item 3.(b)(ii) of the Supplemental Information Certificate attached to the Amendment No. 2;  provided, that, the aggregate balance in all such deposit accounts does not at any time exceed $500,000.”

3.                         Waiver.

(a)                                                Subject to the terms and conditions set forth herein, Agents and Lenders hereby waive the Events of Default under Section 12.1(a)(iii) of the Loan Agreement arising as a result of the failure of Borrowers to provide to Agents a Deposit Account Control Agreement in accordance with Section 6.6(a) of the Loan Agreement in respect of the deposit accounts identified in the Supplemental Information Certificate (as hereinafter defined).

(b)                                               Agents and Lenders have not waived, are not hereby waiving, and have no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Event of Default referred to above or otherwise), other than the Event of Default specifically referred to above.  The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Agents or Lenders arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise.

4.                         Representations, Warranties and Covenants.  Each Borrower and Guarantor, jointly and severally, represents and warrants to Agents and Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy which are a continuing condition of the making or providing of any Loans to Borrowers:

(a)                                                this Amendment No. 2 has been duly authorized, executed and delivered by all necessary action of each Borrower and Guarantor, and is in full force and effect, and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law limiting creditors’ rights generally and by general equitable principles;

(b)                                               no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other Person, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance by any Borrower or Guarantor of this Amendment No. 2;

(c)                                                on the date hereof and after giving effect hereto, no Default or Event of Default exists or has occurred and is continuing; and

(d)                                               the representations and warranties contained in Section 8 of the Loan Agreement are true and correct in all material respects on and as of the date hereof (except to the extent stated to relate to an earlier date) and after giving effect hereto and to the Supplemental Information Certificate attached as Annex hereto (the “Supplemental Information Certificate”).

5.                         Conditions Precedent.  This Amendment No. 2 and the amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)                                                Agent shall have received counterparts of this Amendment No. 2, duly authorized, executed and delivered by Borrowers, Guarantors, Agent and Lenders;

(b)                                               no Default or Event of Default shall exist or have occurred and be continuing after giving effect hereto; and

(c)                                                the Agent shall have received a fully executed copy of the Amendment No. 1 to the Term Loan and Security Agreement, dated February 28, 2008, by and among CPG I, Scranton, AZEK and Procell, as borrowers, Parent, Santana, Sub I, Vycom, and Sanatec, as guarantors, the parties hereto from time to time as lenders, and the Agent as the agent, in form and substance satisfactory to the Agent.

6.                         General.

(a)                                                Effect of this Amendment.  Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.  To the extent any conflict exists between the terms of this Amendment No. 2 and the other Financing Agreements, the terms of this Amendment No. 2 shall control.

(b)                                               Supplemental Information Certificate.  The disclosures in the Supplemental Information Certificate shall be deemed to have been provided at such time as was required under the Financing Agreements.

(c)                                                Governing Law.  The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(d)                                               Jury Trial Waiver.  BORROWERS, GUARANTORS, AGENT AND LENDERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 2 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 2 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  BORROWERS, GUARANTORS, AGENT AND LENDERS HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BORROWER, ANY GUARANTOR, THE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 2 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)                                                Binding Effect.  This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

(f)                                                  Entire Agreement.  This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

(g)                                               Counterparts, etc.  This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first written above.

Agent:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Jennifer Pricco
Name:	Jennifer Pricco
Title:	Duly Authorized Signatory

[AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first written above.

Borrowers:

SCRANTON PRODUCTS INC

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

AZEK BUILDING PRODUCTS, INC.

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

PROCELL DECKING INC.

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

[AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first written above.

Guarantors:

CPG INTERNATIONAL INC.

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

CPG INTERNATIONAL I INC.

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

SANTANA PRODUCTS INC.

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

CPG SUB I CORPORATION

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

VYCOM CORP.

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

SANATEC SUB I CORPORATION

By	/s/ Amy C. Bevacqua
Name:	Amy C. Bevacqua
Title:	Vice President

[AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT]